Exhibit 99.2

EXECUTION VERSION

fuboTV Inc.

Registration Rights Agreement

January 2, 2024

- i -

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT, dated as of January 2, 2024, between fuboTV Inc., a Florida corporation (the “Company”), and the Investors signatory hereto (collectively, the “Investors”).

WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Exchange Agreement (as defined in Section 1).

THEREFORE, each party to this Agreement agrees as follows.

Section 1. Definitions.

“Affiliate” has the meaning set forth in Rule 144 under the Securities Act.

“Agreement” means this Registration Rights Agreement, as amended or supplemented from time to time.

“As-Converted Convertible Senior Secured Notes Ownership Percentage” means, with respect to any Holder(s) as of any time, a fraction (a) whose numerator is the aggregate number of Registrable Underlying Securities owned, or issuable upon conversion of Registrable Convertible Notes owned, by such Holder(s) as of such time; and (b) whose denominator is the aggregate number of Registrable Underlying Securities that are then outstanding or are issuable upon conversion of all Registrable Convertible Notes then outstanding. Solely for purposes of this definition, Convertible Senior Secured Notes or Registrable Underlying Securities owned by the Company or any of its controlled Affiliates will be deemed not to be outstanding.

“Blackout Commencement Notice” has the meaning set forth in Section 4(a)(i).

“Blackout Event” has the meaning set forth in Section 4(a).

“Blackout Period” has the meaning set forth in Section 4(a)(iv).

“Blackout Termination Notice” has the meaning set forth in Section 4(a)(iv).

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Common Stock” means the common stock, $0.0001 par value per share, of the Company.

“Company” means fuboTV Inc., a Florida corporation.

“Company Indemnified Person” mean each of the following Persons: (a) the Company; (b) any Affiliate of the Company; (c) any partner, director, officer, member, stockholder, employee, advisor or other representative of the Company or its Affiliates; (d) each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (e) each successor of the foregoing Persons.

“Company Registration Expenses” means all fees and expenses arising from or incident to the registration of Registrable Securities in compliance with this Agreement (regardless of whether the General Resale Registration Statement is filed or becomes effective under the Securities Act), including the following, to the extent applicable: (a) registration, qualification or filing fees of the SEC, the New York Stock Exchange, the Financial Industry Regulatory Authority, Inc. or state securities or “blue sky” regulatory agencies; (b) fees incurred in connection with the listing, or the maintaining of any listing, of any Registrable Securities on any national securities exchange or inter-dealer quotation system; (c) the fees, charges, expenses and disbursements of counsel for the Company or of any independent accounting firm for the Company; (d) the costs and disbursements of Designated Holder Counsel, in an amount not to exceed $25,000 plus the amount, if any, by which the $350,000 expense cap set forth in Section 4(t) of the Exchange Agreement exceeds the expenses reimbursed thereunder; and (e) all expenses of preparing or assisting in preparing, word processing, printing and distributing any General Resale Registration Statement, any prospectus, any free writing prospectus and any amendments or supplements thereto, and any agreements and other documents relating to the performance of and compliance with this Agreement.

“Convertible Senior Secured Notes” means the Company’s Convertible Senior Secured Notes due 2029.

“Depositary” means The Depository Trust Company or any other entity acting as securities depositary for any of the Registrable Securities.

“Designated Holder Counsel” means Wachtell, Lipton, Rosen & Katz.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

“Exchange Agreement” means that certain Exchange Agreement, dated as of December 29, 2023, between the Company, the Investors and the other parties named therein.

“Form S-3” means Form S-3 under the Securities Act, or any successor form thereto.

“General Resale Registration Statement” means each registration statement under the Securities Act that is filed pursuant to Section 3 for the purposes set forth therein.

“General Resale Registration Statement Documents” means any General Resale Registration Statement, all pre- and post-effective amendments thereto, the related prospectus (including any preliminary prospectus), all supplements to such prospectus (including any preliminary prospectus supplements), the documents incorporated by reference in any of the foregoing and each related “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act).

“General Resale Registration Statement Effectiveness Deadline Date” means the date that is one hundred and eighty (180) days after the Initial Issue Date.

“General Resale Registration Statement Effectiveness Period” means the period that (a) begins on, and includes, the earlier of (i) the General Resale Registration Statement Effectiveness Deadline Date; and (ii) the first date the General Resale Registration Statement is effective under the Securities Act; and (b) ends on the date when there are no longer any Registrable Securities.

“Holder” means, subject to Section 10, any Person that beneficially owns any Registrable Securities. For these purposes, a Person will be deemed to beneficially own any Registrable Securities issuable upon conversion of any other securities beneficially owned by such person. For the avoidance of doubt, each Investor party hereto shall be a Holder for so long as such Investor beneficially owns any Registrable Securities.

“Holder Confidentiality Party” has the meaning set forth in Section 7(d)(i).

“Holder Indemnified Person” mean each of the following Persons: (a) any Notice Holder; (b) any Affiliate of any Notice Holder; (c) any partner, director, officer, member, stockholder, employee, advisor or other representative of any Notice Holder or its Affiliates; (d) each Person, if any, who controls any Notice Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (e) each successor of the foregoing Persons.

“Holder Information” means, with respect to any Holder, any information furnished in writing by or on behalf of such Holder to the Company expressly for use in any General Resale Registration Statement Document (including information in any Notice and Questionnaire delivered by such Holder to the Company).

“Indemnified Person” means any Company Indemnified Person or Holder Indemnified Person.

“Indemnifying Party” has the meaning set forth in Section 8(c)(i).

“Indenture” means the Indenture, dated as of the Issue Date, among the Company, the guarantors party thereto and U.S. Bank National Association, a national association, as trustee and as collateral agent, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Notice and Questionnaire Deadline Date” means the date that is ten (10) calendar days before the first date that the relevant General Resale Registration Statement becomes effective under the Securities Act.

“Investors” has the meaning set forth in the first paragraph of this Agreement.

“Issue Date” has the meaning set forth in the Indenture.

“Loss” means any loss, damage, expense, liability or claim (including reasonable costs and expenses of investigating, preparing or defending, and reasonable attorney’s fees and disbursements in connection with, the same, and the cost of enforcing any right to indemnification under this Agreement).

“Make-Whole Fundamental Change” has the meaning set forth in the Indenture.

“Material Disclosure Defect” has the following meaning with respect to any document: (a) if such document is of the type as to which the provisions of Section 11 of the Securities Act are applicable, that such document contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (b) in all other cases, that such document includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

“Notice and Questionnaire” means a duly completed and executed Notice and Questionnaire substantially in the form set forth in Exhibit A.

“Notice Holder” means, subject to Section 10, a Holder that has delivered a Notice and Questionnaire to the Company.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Agreement.

“Proceeding” has the meaning set forth in Section 8(c)(i).

“Registrable Convertible Notes” means:

(a) the Convertible Senior Secured Notes; and

(b) any securities issued, distributed or otherwise delivered with respect to the Convertible Senior Secured Notes whether upon any stock dividend, combination or split or other similar event or otherwise;

provided, however, that a security described in clause (a) or (b) above will cease to be a Registrable Convertible Note upon the earliest to occur of the following events:

(x) such security ceases to be outstanding; and

(y) such security is sold or otherwise transferred in a transaction (including, for the avoidance of doubt, a transaction that is registered under the Securities Act) following which such security ceases to be a “restricted security” (as defined in Rule 144) and may be resold by the transferee without any limitation as to volume or manner of sale and without the need for current public information required by Rule 144(c)(1).

“Registrable Securities” means the Registrable Convertible Notes and the Registrable Underlying Securities.

“Registrable Underlying Securities” means:

(a) the Common Stock issuable (including following a Make-Whole Fundamental Change) upon conversion of the Convertible Senior Secured Notes or which are otherwise acquired by a Holder; and

(b) any securities issued, distributed or otherwise delivered with respect to any security referred to in clause (a) above upon any stock dividend, combination or split or other similar event;

provided, however, that a security described in clause (a) or (b) above will cease to be a Registrable Underlying Security upon the earliest to occur of the following events:

(y) such security ceases to be outstanding; and

(z) such security is sold or otherwise transferred in a transaction (including, for the avoidance of doubt, a transaction that is registered under the Securities Act) following which such security ceases to be a “restricted security” (as defined in Rule 144) and may be resold by the transferee without any limitation as to volume or manner of sale and without the need for current public information required by Rule 144(c)(1).

“Resale Restriction Termination Date” has the meaning set forth in the Indenture.

“Rule 144” means Rule 144 under the Securities Act (or any successor rule thereto).

“Rule 415” means Rule 415 under the Securities Act (or any successor rule thereto).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

“Selling Expenses” means any (i) underwriting fees, discounts, selling commissions and stock transfer taxes incurred by the Holder and (ii) legal expenses of the Holder not included within the definition of Company Registration Expenses, in each case, incurred by the Holder in connection with the sale of Registrable Securities registered by the Holder pursuant to the General Resale Registration Statement.

“Specified Courts” has the meaning set forth in Section 11(e).

Section 2. Rules of Construction. For purposes of this Agreement:

(a) “or” is not exclusive;

(b) “including” means “including without limitation”;

(c) “will” expresses a command;

(d) words in the singular include the plural and in the plural include the singular, unless the context requires otherwise;

(e) “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement, unless the context requires otherwise;

(f) references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and

(g) the exhibits, schedules and other attachments to this Agreement are deemed to form part of this Agreement.

Section 3. General Resale Registration Statement.

(a) Filing and Effectiveness of General Resale Registration Statement. The Company will (i) prepare and file, no later than ten (10) Business Days following the filing of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, a General Resale Registration Statement with the SEC; and (ii) use commercially reasonable efforts to cause such General Resale Registration Statement to (x) become effective under the Securities Act as soon as reasonably practicable, and in any event no later than the General Resale Registration Statement Effectiveness Deadline Date; and (y) remain continuously effective, and unless there is Blackout Period in effect in accordance with Section 4, usable for the resale or other transfer of Registrable Securities, under the Securities Act throughout the General Resale Registration Statement Effectiveness Period.

(b) Contents of and Requirements for General Resale Registration Statement. The Company will cause the General Resale Registration Statement to satisfy the following requirements:

(i) Registration for Continuous Resale by Holders Under Rule 415. The General Resale Registration Statement will register, under the Securities Act, the offer and resale, from time to time on a continuous basis under Rule 415, of Registrable Securities by the Holders thereof as provided in Sections 3(b)(ii) and 3(c).

(ii) Selling Securityholder Information. When it first becomes effective under the Securities Act, the General Resale Registration Statement will cover resales of Registrable Securities of Notice Holders identified in all Notice and Questionnaires delivered to the Company on or before the Initial Notice and Questionnaire Deadline Date. Thereafter, the General Resale Registration Statement will cover resales of Registrable Securities of Notice Holders as provided in Section 3(c).

(iii) Plan of Distribution. The General Resale Registration Statement will provide for a plan of distribution in customary form (and reasonably satisfactory to the Holders) for resale registration statements of the type contemplated by this Agreement, including coverage for market transactions on a national securities exchange, privately negotiated transactions, transactions through broker-dealers acting as agent or principal and transactions directly on or through an electronic communication network, a “dark pool” or any similar market venue; provided, however, that in no event will any such plan of distribution include an underwritten public offering by one or more registered broker-dealers (as the term “underwritten public offering” is commonly understood, which for clarity does not include a transaction that does not involve the purchase by such broker-dealer of securities with a view to public resale thereby, but which transaction may be treated similarly to an underwritten public offering in terms of the procedures to be followed thereby as a matter of law or customary practice (a “Broker-Assisted Transaction”)) without the Company’s prior consent (which may be granted, with or without conditions, or withheld in its sole and absolute discretion).

(iv) Form S-3. If the resales contemplated by the General Resale Registration Statement are then eligible to be registered by the Company on Form S-3, then the General Resale Registration Statement will be on such Form S-3. From and after the date hereof until the Registration Termination Date, the Company will use its commercially reasonable efforts to maintain eligibility to be able to file and use a General Resale Registration Statement on Form S-3 (or any successor form thereto). During such period of time from and after the General Resale Registration Statement Effectiveness Deadline Date that the Company ceases to be eligible to file or use a General Resale Registration Statement on Form S-3 (or any successor form thereto), upon the written request of any Holder, the Company shall file as promptly as reasonably practicable (and in any event without 30 calendar days) a General Resale Registration Statement on Form S-1 (or any successor form) under the Securities Act covering the Registrable Securities of the requesting party or parties, as applicable, and cause such General Resale Registration Statement to be declared effective pursuant to the Securities Act as soon as reasonably practicable after the filing thereof. When the Company regains the ability to file a General Resale Registration Statement on Form S-3 covering the Registrable Securities, it shall as promptly as reasonably practicably do so or post-effectively amend the General Resale Registration Statement on Form S-1 to be a registration statement on Form S-3. If any General Resale Registration Statement ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall use commercially reasonable efforts to as promptly as is reasonably practicable cause such General Resale Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such General Resale Registration Statement), and shall use commercially reasonable efforts to as promptly as is reasonably practicable amend such General Resale Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such General Resale Registration Statement or file an additional registration statement as a General Resale Registration Statement (a “Subsequent Resale Registration”) registering the resale from time to time by the Holder thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Resale Registration is filed, the Company shall use commercially reasonable efforts to cause such Subsequent Resale Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof. Any such Subsequent Resale Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Resale Registration shall be on Form S-1.

(c) Obligation to Make Filings to Name Additional Notice Holders. If any Holder delivers a Notice and Questionnaire to the Company after the Initial Notice and Questionnaire Deadline Date, then, subject to Section 4 and the other provisions of this Section 3(c), the Company will make such filing(s) with the SEC (including, if applicable, (w) a post-effective amendment, (x) a prospectus supplement, (y) any document that will be incorporated by reference in the General Resale Registration Statement upon its filing or (z) a new General Resale Registration Statement, provided that the Company will effect such filing by means of a prospectus supplement or a document referred to in the preceding clause (y) instead of a post-effective amendment or a new General Resale Registration Statement, if reasonably practicable and then permitted by the rules of the SEC) so as to enable such Holder to sell or otherwise transfer such Holder’s Registrable Securities identified in such Notice and Questionnaire pursuant to the applicable General Resale Registration Statement and the related prospectus and, if applicable, prospectus supplement in accordance with the plan of distribution set forth therein. Subject to the next sentence, the Company will make such filing(s) as follows: (i) within thirty (30) calendar days after the date of such delivery (or, if such Notice and Questionnaire is delivered before the initial effective date of the General Resale Registration Statement or during a Blackout Period, such effective date or the last day of such Blackout Period, respectively), if a new General Resale Registration Statement is required (and the Company will use commercially reasonable efforts to cause such new General Resale Registration Statement to become effective under the Securities Act as soon as reasonably practicable); and (ii) in all other cases, within fifteen (15) calendar days after the date of such delivery (or, if such Notice and Questionnaire is delivered before the initial effective date of the General Resale Registration Statement or during a Blackout Period, such effective date or the last day of such Blackout Period, respectively). Notwithstanding anything to the contrary in this Section 3(c), the Company will in no event be required pursuant to this Section 3(c) to file more than one (1) new General Resale Registration Statement within any six (6) month period or more than one (1) other filing in any three (3) month period.

(d) Filing of New General Resale Registration Statement; Designation of Existing Registration Statement. To the extent the Company deems doing so to be desirable or necessary to satisfy its obligations under this Agreement or to comply with applicable law (including, if applicable, to comply with Rule 415(a)(5)), the Company may file one or more new General Resale Registration Statements or designate an existing registration statement of the Company to constitute a General Resale Registration Statement for purposes of this Agreement, provided that each such new General Resale Registration Statement or existing registration statement satisfies the requirements of this Agreement. Each reference in this Agreement to the General Resale Registration Statement will, if applicable, be deemed to include each such new General Resale Registration Statement or existing registration statement, if any, mutatis mutandis. In addition, the first date any such existing registration statement is amended or supplemented to permit the offer and resale of Registrable Securities in the manner contemplated by this Agreement will be deemed, for purposes of Sections 5(b) and 5(e) and any related definitions, to be the initial filing date of such existing registration statement, and the first date such amended or supplemented existing registration statement is effective under the Securities Act and permits such the offers and resales will be deemed, for purposes of Sections 3(b)(ii), 3(c) and 5(e) and any related definitions, to be the initial effective date of such existing registration statement.

(e) Where SEC Rules Do Not Require Naming Selling Securityholders. Notwithstanding anything to the contrary in this Section 3, if the applicable rules under the Securities Act, or interpretations thereof published by the staff of the SEC, are amended so as to permit Holders to resell their Registrable Securities pursuant to the General Resale Registration Statement without being named as a selling securityholder therein or in any related prospectus or prospectus supplement, then the Company may, at its election, amend any applicable General Resale Registration Statement Documents to identify the Holders generically in accordance with such rules and interpretations, in which event the Company will no longer have any obligation thereafter make any filings pursuant to Section 3(c) to the extent such filings are not necessary to permit any Holder to sell its Registrable Securities pursuant to the General Resale Registration Statement.

Section 4. Blackout Periods.

(a) Generally. Notwithstanding anything to the contrary in this Agreement, but subject to Section 4(b), if there occurs or exists any pending corporate development, filing with the SEC or any other event, and, in each case, the Company determines, acting in good faith and on the advice of legal counsel, that (1) the failure to publicly disclose material non-public information regarding such development, filing or other event would cause the prospectus, as of its date, to contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (2) the Company has a bona fide business purpose for keeping such information confidential such that it would be appropriate to suspend the availability of the General Resale Registration Statement (a “Blackout Event”), then:

(i) the Company will promptly send notice (a “Blackout Commencement Notice”) to each Notice Holder of such suspension (without setting forth therein any material non-public information, and including, to the extent reasonably practicable, an approximation of the anticipated length of such suspension);

(ii) the Company’s obligations under Section 3 or otherwise to make the General Resale Registration Statement available for use by the Holders for resale of the Registrable Securities, including and any related obligations of the Company under Section 5, will be suspended until the related Blackout Period has terminated;

(iii) upon its receipt of such Blackout Commencement Notice, each Notice Holder agrees to comply with its obligations set forth in Section 7(c); and

(iv) upon the Company’s determination, acting in good faith and on the advice of legal counsel, that there no longer is a Blackout Event occurring, the Company will promptly send notice to each Notice Holder (a “Blackout Termination Notice,” and the period from, and including, the date the Company sends such Blackout Commencement Notice to, and including, the date the Company sends such Blackout Termination Notice, a “Blackout Period”) to each Notice Holder of the termination of such suspension (without setting forth any material non-public information).

(b) Limitation on Blackout Periods. No single Blackout Period can extend beyond ninety (90) calendar days, and the total number of calendar days in all Blackout Periods cannot exceed an aggregate of one hundred eighty (180) calendar days in any period of twelve (12) full calendar months.

Section 5. Certain Registration and Related Procedures.

(a) Compliance with Registration Obligations and Securities Act; SEC Staff Comments. Subject to Section 4, the Company will make such filings with the SEC as may be necessary to comply with its obligations under Section 3 and to cause the General Resale Registration Statement to comply with the Securities Act and other applicable law, including, if applicable, the filing of any General Resale Registration Statement Documents to comply with Section 10(a)(3) of the Securities Act and Rule 3-12 of Regulation S-X under the Securities Act, to amend the General Resale Registration Statement to cause the same to be on a form for which the Company and the transactions contemplated thereby are eligible, and to address any comments received from the staff of the SEC. The Company will otherwise comply in all material respects with the Securities Act and other applicable law in the discharge of its obligations under Section 3.

(b) Opportunity for Review by Notice Holders. The Company will provide each Notice Holder and Designated Holder Counsel with a reasonable opportunity to review and comment on draft copies of the initial filing of the General Resale Registration Statement, each pre-effective and post-effective amendment thereto, and each related prospectus supplement, at least three (3) Business Days before the same is filed with the SEC, and the Company will give effect to reasonable comments timely received by it from such Notice Holders; provided, however, that in the case of a prospectus supplement that solely supplements or amends selling securityholder information and is filed pursuant to Rule 424(b)(7) under the Securities Act (or any successor rule), the Company need provide such opportunity only to those Notice Holders named therein.

(c) Blue Sky Qualification. The Company will use commercially reasonable efforts to qualify the offer and sale of Registrable Securities in the manner contemplated by the General Resale Registration Statement under the securities or “blue sky” laws of those jurisdictions within the United States as the Notice Holders may reasonably request and to maintain such qualification, once obtained, during the General Resale Registration Statement Effectiveness Period, and the Company will use commercially reasonable efforts to cooperate with such Notice Holders in connection with the same, except, in each case, to the extent such qualification is not required in connection with such offer and sale (including as a result of preemption by federal law pursuant to Section 18 of the Securities Act (or any successor provision)); provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified; (ii) take any action that would subject it to general service of process in suits (other than those arising out of the offer or sale of Registrable Securities or in connection with this Agreement) in any jurisdiction where it is not then so subject; or (iii) take any action that would subject it to taxation in any jurisdiction where it is not then so subject.

(d) Prevention and Lifting of Suspension Orders. The Company will use commercially reasonable efforts to prevent the issuance (or, if issued, to obtain the withdrawal as promptly as practicable) of any order suspending the effectiveness of the General Resale Registration Statement under the Securities Act or suspending any qualification referred to in Section 5(c).

(e) Notices of Certain Events. The Company will provide notice of the following events to each Notice Holder and Designated Holder Counsel as soon as reasonably practicable:

(i) the filing with the SEC of the General Resale Registration Statement, any pre- or post-effective amendment thereto or any related prospectus, prospectus supplement or “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act);

(ii) the effectiveness under the Securities Act, of the General Resale Registration Statement or any amendment thereto;

(iii) the receipt, by the Company, of any request by the staff of the SEC or any other governmental authority for any amendment or supplement to the General Resale Registration Statement;

(iv) the issuance, by the SEC or any other governmental authority, of any stop order suspending the effectiveness of the General Resale Registration Statement or the receipt, by the Company, of any written notice that proceedings for such purpose have been initiated;

(v) the receipt, by the Company, of any written notice (x) of the suspension of the qualification or exemption from qualification of the offer and sale of the Registrable Securities in any jurisdiction; or (y) that proceedings for such purpose have been initiated;

(vi) the withdrawal or lifting of any suspension referred to in clause (iv) or (v) above; and

(vii) that the Company has determined that the use of the General Resale Registration Statement must be suspended (which notice may, at the Company’s discretion, state that it constitutes a Blackout Commencement Notice) as a result of the occurrence of any event that causes any of the General Resale Registration Statement Documents to have a Material Disclosure Defect or to cease to comply with applicable law;

provided, however, that (x) the Company need not provide any such notice during a Blackout Period; and (y) in no event will this Section 5(e) require the Company to, and notwithstanding anything in this Agreement to the contrary, in no event will the Company, provide any information that it in good faith determines would constitute material non-public information.

(f) Remediation of Material Disclosure Defects. Subject to Section 4, the Company will, as promptly as practicable after determining that any General Resale Registration Statement Document contains a Material Disclosure Defect, prepare and file with the SEC (and, if applicable, use commercially reasonable efforts to cause the same to become effective under the Securities Act as promptly as practicable) such appropriate additional General Resale Registration Statement Document(s) so as to cause the applicable General Resale Registration Statement Document(s) to thereafter not contain any Material Disclosure Defect.

(g) Listing of Registrable Securities. The Company will use commercially reasonable efforts to maintain the listing of the Common Stock on the New York Stock Exchange.

(h) Provision of Copies of the Prospectus. At its expense, the Company will provide, to Notice Holders, such number of copies of the General Resale Registration Statement, each amendment and supplement thereto, any prospectus relating to the General Resale Registration Statement or any related prospectus supplement or “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act), and all exhibits and other documents filed therewith, as such Notice Holders may reasonably request; provided, however, that the Company need not provide any document pursuant to this Section 5(h) that is publicly available on the SEC’s EDGAR system (or any successor thereto).

(i) Holders Cannot Be Identified as Underwriters Without Consent. The Company will not expressly name or identify any Holder as an “underwriter” in any General Resale Registration Statement Document without such Holder’s prior written consent (which may be granted, with or without conditions, or withheld in its sole and absolute discretion); provided, however, that nothing in this Section 5(i) will require the consent of any Holder in connection with the inclusion in any General Resale Registration Statement Document of customary language, without specifically naming any Holder, that selling securityholders may in certain circumstances be considered to be underwriters under federal securities laws; provided, further, that, in the event the SEC has delivered a written instruction to the Company that any Holder be expressly named or identified as an underwriter in any General Resale Registration Statement Document, and such Holder fails to provide written consent to being named or identified as such, the rights of such Holder under this Agreement to use such General Resale Registration Statement Document will be suspended until it provides such consent. If, and for so long as, any Notice Holder that is required (either upon the reasonable advice of counsel for the Company or by the staff of the SEC) to be expressly named or identified as an “underwriter” in any Resale Registration Statement Document does not provide its written consent to being named as such, then, notwithstanding anything to the contrary in this Agreement, the Company’s failure to include such Notice Holder or its Registrable Securities in any Resale Registration Statement Document will not constitute a breach of the Company’s obligations under this Agreement.

(j) Due Diligence Matters. Upon reasonable notice and at reasonable times during normal business hours, the Company will make available for inspection, by a representative of each Notice Holder and attorneys or accountants retained by such Notice Holder, customary due diligence information, provided however, that such inspection and information will, to the greatest extent reasonably practicable, be coordinated on behalf of all Notice Holders and the other parties entitled thereto by the Designated Holder Counsel. Any information provided pursuant to this Section 5(j) (the “Confidential Information”) will be subject to Section 7(d) to the extent set forth therein. Without limiting the generality of the foregoing, in the case of any Broker-Assisted Transaction, the Company and its directors, officers, employees, independent accountants and other representatives will use commercially reasonable efforts to provide such documents, information and assistance and take such other actions as are reasonably requested by the Notice Holder in connection therewith.

(k) Earnings Statement; Rule 144. The Company will use commercially reasonable efforts to comply with its reporting obligations under Section 13(a) or 15(d) of the Exchange Act in such manner, as contemplated under Rule 158 under the Securities Act, so as to make generally available to its securityholders an earnings statement covering the twelve (12) month period referred to in Section 11(a) of the Securities Act, as it relates to the General Resale Registration Statement, in the manner contemplated by, and otherwise in compliance with, such Section 11(a). With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act, the Company covenants that it will (x) make and keep available such information as is necessary to make Rule 144 available with respect to resales of the Registrable Securities under the Securities Act, at all times, (y) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act and (z) take such further action as the Holder may reasonably request, all to the extent required from time to time to enable it to sell Registrable Securities without registration under the Securities Act pursuant to the exemption provided by Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time. Upon the reasonable request of the Holder, the Company will deliver to it a written statement as to whether it has complied with such requirements, and, if not, the specific reasons for non-compliance.

(l) Settlement of Transfers and De-Legending. The Company will use commercially reasonable efforts to cause its transfer agent (or any other securities custodian for any Registrable Securities) to cooperate in connection with the settlement of any transfer of Registrable Securities (whether pursuant to the General Resale Registration Statement or pursuant to Rule 144 or otherwise), including through the applicable Depositary, and deliver to such transfer agent and/or registrar such customary forms, legal opinions from its outside or in-house legal counsel, agreements and other documentation as such transfer agent and/or registrar may reasonably request. If any Registrable Securities (whether represented by a certificate or in book-entry form) bear notations or a legend referring to transfer restrictions under the Securities Act, then the Company will, if such transfer restrictions are no longer applicable or otherwise appropriate, promptly cause such restrictions to be removed (including, in the case of book-entry Registrable Securities, through appropriate notations on the books of the Company’s transfer agent, and, in the case of certificated Registrable Securities, through reissuance in the form of one or more certificates not bearing such a legend).

Section 6. Expenses. All Company Registration Expenses will be borne by the Company. All Selling Expenses incurred by the Holder in connection with the sale of Registrable Securities registered by the Holder pursuant to the General Resale Registration Statement will be borne by the Holder.

Section 7. Certain Agreements and Representations of the Holders.

(a) Provision of Information. Each Holder represents that the information included in any such Notice and Questionnaire is accurate and complete in all material respects and covenants, during the term of this Agreement, to promptly provide notice to the Company if any such information thereafter ceases to be accurate and complete in all material respects at any time while the General Resale Registration Statement remains effective. Each Holder authorizes the Company to assume the accuracy and completeness of all information contained in the most recent Notice and Questionnaire executed and delivered by such Holder. Each Holder will (i) provide, as soon as reasonably practicable, such other information necessary to effectuate the proposed disposition as the Company may reasonably request in connection with the performance of the Company’s obligations under this Agreement; and (ii) promptly notify the Company upon becoming aware that any information relating to such Holder and included in any General Resale Registration Statement Document contains a Material Disclosure Defect.

(b) Use of Offering Materials. Each Holder agrees that, without the prior written consent of the Company, it will not offer or sell any Registrable Securities pursuant to the General Resale Registration Statement by means of any written communication other than the latest prospectus or prospectus supplement provided to such Holder by the Company (or on file on SEC’s EDGAR system (or any successor thereto)) relating to the General Resale Registration Statement, and any related “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) authorized for such use by the Company.

(c) Covenants Relating to Blackout Periods. Each Holder agrees that, upon its receipt of a Blackout Commencement Notice, such Holder will (i) not effect any sale or other transfer of Registrable Securities pursuant to the General Resale Registration Statement, and will not distribute any General Resale Registration Statement Document, until such Holder has received a subsequent Blackout Termination Notice; and (ii) treat as Confidential Information, to the extent required in accordance with Section 7(d), its receipt of such Blackout Commencement Notice and Blackout Termination Notice and any information contained therein in accordance with this Agreement.

(d) Confidentiality.

(i) Covenant to Maintain Confidentiality of Confidential Information. Subject to Section 7(d)(ii), each Holder will, and will direct its partners, directors, officers, members, stockholders, employees, advisors (including legal accountants, attorneys and financial advisors) and other representatives (collectively, the “Holder Confidentiality Parties”) to, keep confidential, and not use for any purposes other than those contemplated by this Agreement, the Confidential Information. Permitted Disclosures. Section 7(d)(i) will not apply to: any information to the extent (and only to the extent) such information:

(A) is or has been publicly disclosed other than by a Holder Confidentiality Party in breach of a duty of this Section 7(d); or

(B) was in the possession of a Holder Confidentiality Party prior to its disclosure by the Company, provided that the source of such information was not known to such Holder Confidentiality Party to be bound by an obligation of confidentiality to the Company with respect to such information; or

(C) was or has become known, on a non-confidential basis, to the applicable Holder Confidentiality Party (other than by or through a person known by such Holder Confidentiality Party to be bound by a contractual duty of confidentiality with respect to such information) before, or independently of, the disclosure thereof by, or on behalf of, the Company to such Holder Confidentiality Party; and

(2) the disclosure of any Confidential Information to the extent (and only to the extent):

(A) required by law, legal process, court order or the rules and regulations of any applicable regulatory or self-regulatory authority, provided that, to the extent permitted by law and reasonably practicable, the applicable Holder Confidentiality Party has first given the Company written notice of the proposed disclosure and, if requested by the Company, use commercially reasonable efforts to cooperate in good faith with the Company (at the Company’s cost and expense) to seek to obtain a protective order or other remedy in respect of such disclosure; or

(B) made by any Holder, in connection with its performance of this Agreement, to such of its Affiliates and its and their respective directors, officers, employees, partners, managers, members, consultants, auditors, advisors (including legal accountants, attorneys and financial advisors) and other representatives who need to know such information in connection with the matters contemplated by this Agreement and that are bound by a duty of confidentiality that is substantially similar in scope to that set forth in this Section 7(d).

Section 8. Indemnification and Contribution.

(a) Indemnification by the Company. The Company will indemnify, defend and hold harmless each Holder Indemnified Person from and against (and will reimburse such Holder Indemnified Person, as incurred, for) any Losses that, jointly or severally, such Holder Indemnified Person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such Losses arise out of or are based on any Material Disclosure Defect or alleged Material Disclosure Defect in any General Resale Registration Statement Document; provided, however, that the Company will have no obligations under this Section 8(a) in respect of any Losses insofar as such Losses arise out of or are based on (i) any sale by such Holder, pursuant to the General Resale Registration Statement, of Registrable Securities during a Blackout Period in breach of such Holder’s covenant set forth in Section 4(a)(iii); or (ii) any Material Disclosure Defect or alleged Material Disclosure Defect included in any General Resale Registration Statement Document, which Material Disclosure Defect or alleged Material Disclosure Defect is included therein in reliance upon and in conformity with the Holder Information of such Holder.

(b) Indemnification by Notice Holders. Each Notice Holder, severally and not jointly, will indemnify, defend and hold harmless each Company Indemnified Person from and against (and will reimburse such Company Indemnified Person, as incurred, for) any Losses that, jointly or severally, such Company Indemnified Person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such Losses arise out of or are based on any Material Disclosure Defect or alleged Material Disclosure Defect included in any General Resale Registration Statement Document, which Material Disclosure Defect or alleged Material Disclosure Defect is included therein in reliance upon and in conformity with the Holder Information of such Holder; provided, however, that in no event will the liability of any Holder pursuant to this Section 8(b) exceed a dollar amount equal to the net proceeds received by such Holder from the sale of the Registrable Securities (after deducting underwriters’ discounts and commissions) giving rise to the related indemnification obligation under this Section 8(b); provided, further, that the Holder shall not be liable in any case to the extent that prior to the filing of the General Resale Registration Statement giving rise to the indemnification obligation under this Section 8(b), or any amendment thereof or supplement thereto, it has furnished in writing to the Company, information expressly for use in, and within a reasonable period of time prior to the effectiveness of such General Resale Registration Statement, or any amendment thereof or supplement thereto which corrected or made not misleading information previously provided to the Company.

(c) Indemnification Procedures.

(i) Notice of Proceedings. If any claim, action, suit or proceeding (each, a “Proceeding”) is made or commenced against any Indemnified Person in respect of which indemnity is or may be sought from any Person (in such capacity, the “Indemnifying Party”) pursuant to Section 8(a) or Section 8(b), then such Indemnified Person will promptly notify such Indemnifying Party in writing of such Proceeding; provided, however, that the failure to so notify such Indemnifying Party will not relieve such Indemnifying Party from any liability that it may have to such Indemnified Person or otherwise, except to the extent that such Indemnifying Party is materially prejudiced in its ability to defend such action by such failure.

(ii) Defense of Proceedings; Employment of Counsel. Subject to the next sentence, upon its receipt of the notice referred to in Section 8(c)(i) in respect of a Proceeding, the Indemnifying Party will have the right, exercisable by giving written notice to the Indemnified Party as promptly as reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of such Proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Person and payment of all fees and expenses. Such Indemnified Person will also have the right to participate in the defense of any such Proceeding, and to employ its own counsel in such Proceeding at such Indemnified Person’s expense; provided, however, that such Indemnifying Party will be responsible for, and pay as incurred, the reasonable and documented fees and expenses of such counsel if (1) such Indemnifying Party authorized, in writing, the employment of such counsel in connection with the defense of such Proceeding; (2) such Indemnifying Party fails, within thirty (30) days after its receipt of the notice referred to in Section 8(c)(i), to employ counsel to defend such Proceeding; or (3) such Indemnified Person reasonably concludes that there may be (x) defenses available to such Indemnified Person that are different from, in addition to, or in conflict with, those available to such Indemnifying Party or (y) a conflict of interest between the Indemnified Party and the Indemnifying Party with respect to such claim (in which case of this clause (3), such Indemnifying Party will not have the right to direct the defense of such Proceeding on behalf of such Indemnified Person). Notwithstanding anything to the contrary in this Section 8(c)(ii), in no event will any Indemnifying Party be liable for the fees or expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the Indemnified Person(s) who are parties to such Proceeding.

(iii) Settlements of Proceedings. An Indemnifying Party will not be liable pursuant to Section 8(a) or Section 8(b), as applicable, or this Section 8(c) for any settlement of any Proceeding except as provided in the next sentence. If any Proceeding is settled, then the Indemnifying Party will indemnify and hold harmless each Indemnified Person that is subject to such settlement from and against any Losses incurred by such Indemnified Person by reason of such settlement, if:

(1) such Indemnifying Party effected, or otherwise provided its written consent to, such settlement (such consent not to be unreasonably withheld, conditioned or delayed); or

(2) (A) such Indemnified Person has requested such Indemnifying Party to reimburse such Indemnified Person for any fees and expenses of counsel as contemplated by Section 8(c)(ii); (B) such settlement is entered into more than sixty (60) days after such Indemnifying Party has received such request; (C) such Indemnifying Party has not fully reimbursed such Indemnified Person in accordance with such request before the date of such settlement; and (D) such Indemnified Person has given such Indemnifying Party at least thirty (30) days’ prior notice of its intention to settle.

The Indemnifying Party will not effect any settlement of or consent to entry of any judgment in any Proceeding without the prior written consent of the applicable Indemnified Person(s), unless such settlement (1) includes an unconditional release of such Indemnified Person(s) from all liability on the claims that are the subject matter of such Proceeding; (2) does not include an admission of fault or culpability or a failure to act by or on behalf of such Indemnified Person(s); (3) does not purport to bind the Indemnified Persons(s) to perform or refrain from performing any act (excluding any provision providing for the payment of money by the Indemnified Persons(s), which, for the avoidance of doubt, will be subject to the indemnity provided in the second sentence of this Section 8(c)(iii)), and (4) is settled solely for cash for which such Indemnified Person(s) would be entitled to, and receive, indemnification hereunder.

(d) Contribution Where Indemnification Not Available. If the indemnification provided for in this Section 8 is unavailable to any Indemnified Person, or is insufficient to hold any Indemnified Person harmless, in respect of any Losses referred to in the preceding provisions of this Section 8, then each applicable Indemnifying Party, severally and not jointly, will contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Holders, on the other hand, in connection with the statements or omissions, or the actions or non-actions, as applicable, that resulted in such Losses, as well as other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders, on the other hand, will be determined by reference to, among other things, whether any applicable Material Disclosure Defect or alleged Material Disclosure Defect, or any relevant action or non-action, as applicable, relates to information supplied, or was taken or made, as applicable, by the Company or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Material Disclosure Defect or alleged Material Disclosure Defect, or such action or non-action, as applicable. The amount paid or payable by an Indemnified Person as a result of any Losses referred to in this Section 8(d) will include any legal or other fees or expenses reasonably incurred by such Indemnified Person in connection with investigating, preparing to defend or defending the related Proceeding.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one Person for such purpose) or by any other allocation method that does not take account of the equitable considerations referred to in the preceding paragraph. Notwithstanding anything to the contrary in the preceding paragraph, no Holder will be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities (after deducting underwriters’ discounts and commissions) giving rise to the contribution obligation under this Section 8(d) exceeds the amount of any damage that such Holder has otherwise been required to pay by reason of the relevant Material Disclosure Defect or alleged Material Disclosure Defect, or the relevant action or non-action, as applicable. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(d) are several and not joint.

(e) Remedies Not Exclusive. The remedies provided for in this Section 8 are not exclusive and will not limit, and will be in addition to, any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(f) Survival. The indemnity and contribution provisions contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any Person controlling any Holder or the Company, its officers or directors or any Person controlling the Company, (iii) acceptance of any of the Registrable Securities and (iv) any or transfer sale of Registrable Securities pursuant to a General Resale Registration Statement or otherwise.

Section 9. Termination of Registration Rights. Notwithstanding anything to the contrary in this Agreement, upon the earlier of (x) the Resale Restriction Termination Date or (y) the first date on which no Registrable Securities are outstanding, (i) the Company’s obligations under Section 3, and any related obligations of the Company under Section 5, will terminate (and, for the avoidance of doubt, the Company will thereafter have no obligation to file, keep effective or usable, or amend or make and other filings with respect to, the General Resale Registration Statement or any other General Resale Registration Statement Document), and (ii) the obligations of the Holders in this Agreement (other than under Section 8) will terminate.

Section 10. Subsequent Holders. Each Person that acquires any Registrable Securities from any Holder will, to the extent such securities continue to constitute Registrable Securities in the hands of such Person, become a Holder until such time as such person thereafter ceases to satisfy the definition of such term; provided, however, that such Person will not be entitled to the benefits of or subject to any obligations under this Agreement (and will be deemed not to be a Holder or a Notice Holder) unless such Person executes and delivers a Notice and Questionnaire to the Company agreeing to be bound by the terms of this Agreement.

Section 11. Miscellaneous.

(a) Notices. The Company will send all notices or communications to any Holder pursuant to this Agreement either (a) in writing by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to such Holder’s address as set forth in the latest Notice and Questionnaire of such Notice Holder delivered to the Company (or, if such Holder has not delivered any Notice and Questionnaire, as set forth in the Company’s registrar); or (b) by email to the email address specified in such Notice and Questionnaire (which email will be deemed to constitute notice in writing for purposes of this Agreement).

Any notice or communication by any Holder to the Company will be deemed to have been duly given if in writing by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to offices of the Company at the following address (or at such other address as may be hereafter specified by notice to the Holders by the Company):

fuboTV Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: John Janedis, Chief Financial Officer

with a copy (which will not constitute notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Greg Rodgers

(b) Amendments and Waivers. This Agreement, or any provision of this Agreement, may be amended, modified, waived or superseded only by a written instrument that is executed by the Company and by one or more Holders whose aggregate As-Converted Convertible Senior Secured Notes Ownership Percentage exceeds fifty percent (50%), and any such amendment, modification, waiver or supersession so executed will be binding upon the Company and all Holders; provided, however, that a waiver with respect to any particular Holder’s rights under this Agreement will be effective as to such Holder if reflected in a written instrument executed by such Holder, provided such waiver does not adversely affect the rights of any other Holder.

For purposes of determining whether any such amendment, modification, waiver or supersession is executed by Holders of the requisite number of securities, the Company may, absent manifest error, conclusively rely on information contained in its registrar or in any Notice and Questionnaire.

No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, and no waiver, or single or partial exercise of, any such right, power or privilege will preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.

(c) Third Party Beneficiaries. Subject to Section 11, this Agreement will be binding on, inure to the benefit of and be enforceable by, each Holder and its successors and assigns.

(d) Governing Law; Waiver of Jury Trial. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND EACH HOLDER (BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, A JOINDER TO THIS AGREEMENT OR A NOTICE AND QUESTIONNAIRE) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(e) Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated by this Agreement may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York, in each case located in the City of New York (collectively, the “Specified Courts”), and each of the Company and each Holder irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail (to the extent allowed under any applicable statute or rule of court) to the address of the relevant party set forth in Section 11(a) will be effective service of process for any such suit, action or proceeding brought in any such court. Each of the Company and each Holder (by its execution and delivery of this Agreement, a joinder to this Agreement or a Notice and Questionnaire) irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim any such suit, action or other proceeding has been brought in an inconvenient forum.

(f) No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret any other agreement of the Company or its subsidiaries or of any other Person, and no such agreement may be used to interpret this Agreement.

(g) Successors. All agreements of the Company in this Agreement will bind its successors.

(h) Severability. If any provision of this Agreement is invalid, illegal or unenforceable, then the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

(i) Counterparts. The parties may sign any number of copies of this Agreement. Each signed copy will be an original, and all of them together represent the same agreement. Delivery of an executed counterpart of this Agreement by facsimile, electronically in portable document format or in any other format will be effective as delivery of a manually executed counterpart.

(j) Table of Contents, Headings, Etc. The table of contents and the headings of the Sections and Subsections of this Agreement have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions of this Agreement.

(k) Entire Agreement. This Agreement, including Exhibit A, the Exchange Agreement and the Indenture constitute the entire agreement of the parties with respect to the specific subject matter of this Agreement and supersede in their entirety all other agreements or understandings (whether written or oral) between or among the parties with respect to such specific subject matter; provided, however, that any existing confidentiality agreements between the Company and any Holder will continue in full force and effect. The Company represents and warrants that it has not entered into, and agrees that it will not enter into, any agreement that violates any of the rights granted to the Investor or the Holders under this Agreement.

(l) Specific Performance. The Company (a) agrees that any failure by it to comply with its obligations under this Agreement may result in material irreparable injury to the Holders for which there is no adequate remedy at law, and, that upon any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under this Agreement; and (b) hereby waives the defense in any action for specific performance that a remedy at law would be adequate.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

FUBOTV INC.

By:	/s/ David Gandler
Name:	David Gandler
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

MUDRICK DISTRESSED OPPORTUNITY SIF MASTER FUND, L.P.

By:	/s/ John O’Callaghan
Name:	John O’Callaghan
Title:	General Counsel & Chief Compliance Officer

BLACKWELL PARTNERS LLC - SERIES A

By:	/s/ John O’Callaghan
Name:	John O’Callaghan
Title:	General Counsel & Chief Compliance Officer

BOSTON PATRIOT BATTERYMARCH ST LLC

By:	/s/ John O’Callaghan
Name:	John O’Callaghan
Title:	General Counsel & Chief Compliance Officer

MUDRICK CAV MASTER, LP

By:	/s/ John O’Callaghan
Name:	John O’Callaghan
Title:	General Counsel & Chief Compliance Officer

MUDRICK DISTRESSED OPPORTUNITY 2020 DISLOCATION FUND, L.P.

By:	/s/ John O’Callaghan
Name:	John O’Callaghan
Title:	General Counsel & Chief Compliance Officer

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II SC, L.P.

By:	/s/ John O’Callaghan
Name:	John O’Callaghan
Title:	General Counsel & Chief Compliance Officer

[Signature Page to Registration Rights Agreement]

EXHIBIT A

FORM OF NOTICE AND QUESTIONNAIRE

The undersigned (the “Selling Securityholder”) beneficial holder of Convertible Senior Secured Notes due 2029 (the “Convertible Senior Secured Notes”) of fuboTV Inc., a Florida corporation (the “Company”), or the Company’s common stock, $0.0001 par value per share (the “Common Stock”), or other Registrable Securities (as defined in the Registration Rights Agreement referred to below) understands that the Company has filed, or intends to file, with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) to register the resale of Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of January 2, 2024 (the “Registration Rights Agreement”), between the Company and the securityholders named therein. The Company will provide a copy of the Registration Rights Agreement upon request at the address set forth below. All capitalized terms used in this Notice and Questionnaire without definition have the respective meanings given to them in the Registration Rights Agreement.

To sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, the beneficial owner of those Registrable Securities generally must be named as a selling securityholder in the related prospectus, deliver a prospectus to the purchasers of the Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and will not be permitted to sell any Registrable Securities pursuant to the Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire as soon as possible.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, registered holders and beneficial owners of Registrable Securities should consult their legal counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

By signing and returning this Notice and Questionnaire, the Selling Securityholder:

●	notifies the Company of its intention to potentially sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (except as otherwise specified under such Item 3) pursuant to the Registration Statement; and

●	agrees to be bound by the terms and conditions of this Notice and Questionnaire and the terms of the Registration Rights Agreement applicable to Notice Holders (including Section 8 thereof).

A-1

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Selling Securityholder Information:

(a)	Full legal name of the Selling Securityholder:

(b)	If the Registrable Securities listed in Item 3 below are held in certificated form and not “in street name,” state the full legal name of the registered holder through which the Registrable Securities listed in Item 3 below are held:

(c)	If the Registrable Securities listed in Item 3 below are held “in street name,” state the full legal name of the Depository Trust Company participant through which the Registrable Securities listed in Item 3 below are held:

(d)	Taxpayer identification or social security number of the Selling Securityholder:

2.	Address and Contact Information for Notices to the Selling Securityholder:

Telephone:

Fax:

Email Address:

Contact Person:

A-2

3.	Beneficial Ownership of Convertible Senior Secured Notes and Common Stock Issued Upon Conversion of Convertible Senior Secured Notes:

Check each of the following that applies to the Selling Securityholder.

☐	The Selling Securityholder owns Convertible Senior Secured Notes:

Number of Shares:

CUSIP No(s). (If Any):

☐	The Selling Securityholder owns shares of Common Stock that were issued upon conversion of the Convertible Senior Secured Notes:

Number of Shares:

CUSIP No(s). (If Any):

4.	Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item 4, the Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the securities listed in Item 3 above.

Type and amount of other securities beneficially owned by the Selling Securityholder:

Title of Security	Amount Beneficially Owned	CUSIP No(s). (If Any)

5.	Relationships with the Company:

(a)	Has the Selling Securityholder or any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the Selling Securityholder) held any position or office or had any other material relationship with the Company (or its predecessors or affiliates) during the past three years?

☐	Yes.

☐	No.

(b)	If the response to (a) above is “Yes,” then please state the nature and duration of the relationship with the Company:

A-3

6.	Plan of Distribution:

Check the following box confirming the intended plan of distribution of the Registrable Securities:

☐	The Selling Securityholder (including its donees and pledgees) does not intend to distribute the Registrable Securities listed in Item 3 above pursuant to the Shelf Resale Registration Statement except as follows (if at all):

The Registrable Securities may be sold from time to time directly by the Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents’ commissions. The Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (1) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale; (2) in the over-the-counter market; (3) otherwise than on such exchanges or services or in the over-the-counter market; (4) directly on or through an electronic communication network, a “dark pool” or any similar market venue or (5) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of the hedging positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out short positions or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities. Notwithstanding anything to the contrary, in no event will the methods of distribution violate the proviso to Section 3(b)(iii) of the Agreement.

7.	Broker-Dealers and Their Affiliates:

The Company may have to identify the Selling Securityholder as an underwriter in the Registration Statement or related prospectus if:

●	the Selling Securityholder is a broker-dealer and did not receive the Registrable Securities as compensation for underwriting activities or investment banking services or as investment securities; or

●	the Selling Securityholder is an affiliate of a broker-dealer and either (1) did not acquire the Registrable Securities in the ordinary course of business; or (2) at the time of its purchase of the Registrable Securities, had an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities.

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Persons identified as underwriters in the Registration Statement or related prospectus may be subject to additional potential liabilities under the Securities Act and should consult their legal counsel before submitting this Notice and Questionnaire.

(a)	Is the Selling Securityholder a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐	Yes.

☐	No.

(b)	If the response to (a) above is “No,” is the Selling Securityholder an “affiliate” of a broker-dealer that is registered pursuant to Section 15 of the Exchange Act?

☐	Yes.

☐	No.

For the purposes of this Item 7(b), an “affiliate” of a registered broker-dealer includes any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer.

(c)	Did the Selling Securityholder acquire the securities listed in Item 3 above in the ordinary course of business?

☐	Yes.

☐	No.

(d)	At the time of the Selling Securityholder’s purchase of the securities listed in Item 3 above, did the Selling Securityholder have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

☐	Yes.

☐	No.

(e)	If the response to (d) above is “Yes,” then please describe such agreements or understandings:

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(f)	Did the Selling Securityholder receive the securities listed in Item 3 above as compensation for underwriting activities or investment banking services or as investment securities?

☐	Yes.

☐	No.

(g)	If the response to (f) above is “Yes,” then please describe the circumstances:

8.	Nature of Beneficial Ownership:

The purpose of this section is to identify the ultimate natural person(s) or publicly held entity(ies) that exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

(a)	Is the Selling Securityholder a natural person?

☐	Yes.

☐	No.

(b)	Is the Selling Securityholder required to file, or is it a wholly owned subsidiary of an entity that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q and 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐	Yes.

☐	No.

(c)	Is the Selling Securityholder an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

☐	Yes.

☐	No.

(d)	If the Selling Securityholder is a subsidiary of such an investment company, please identify the investment company:

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(e)	Identify below the name of each natural person or entity that has sole or shared investment or voting control over the securities listed in Item 3 above:

PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS AND ENTITIES BE NAMED IN THE PROSPECTUS

9.	Securities Received from Named Selling Securityholder:

(a)	Did the Selling Securityholder receive the Registrable Securities listed above in Item 3 as a transferee from selling securityholder(s) previously identified in the Registration Statement?

☐	Yes.

☐	No.

(b)	If the response to (a) above is “Yes,” then please answer the following two questions:

(i)	Did the Selling Securityholder receive the Registrable Securities listed above in Item 3 from the named selling securityholder(s) prior to the effectiveness of the Registration Statement?

☐	Yes.

☐	No.

(ii)	Identify below the names of the selling securityholder(s) from whom the Selling Securityholder received the Registrable Securities listed above in Item 3 and the date on which such securities were received.

If more space is needed for responses, then please attach additional sheets of paper. Please indicate the Selling Securityholder’s name and the number of the item being responded to on each such additional sheet of paper, and sign each such additional sheet of paper, before attaching it to this Notice and Questionnaire. The Selling Securityholder may be asked to answer additional questions depending on the responses to the above questions.

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ACKNOWLEDGEMENTS

The Selling Securityholder acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offer or sale of Registrable Securities. The Selling Securityholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder acknowledges its obligations under the Registration Rights Agreement under certain circumstances to indemnify and hold harmless certain persons against certain liabilities as set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify and hold harmless the Selling Securityholder and certain other persons against certain liabilities as set forth therein.

In accordance with the Selling Securityholder’s obligation under Section 7(a) of the Registration Rights Agreement, the Selling Securityholder agrees to promptly provide notice to the Company if any of the information provided in this Notice and Questionnaire ceases to be accurate and complete in all material respects after the date of this Notice and Questionnaire at any time while the Registration Statement remains effective.

Notices to the Selling Securityholder relating to this Notice and Questionnaire or pursuant to the Registration Rights Agreement will be made by email, or in writing, at the email or physical address set forth in Item 2 above.

By signing below, the Selling Securityholder consents to the disclosure of the information contained in this Notice and Questionnaire in its answers to Items 1 through 9 and the inclusion of such information in the Registration Statement and the related prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus to the extent required by law or SEC rule to be included therein.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

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The Selling Securityholder has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent and thereby agrees to be entitled to the benefits of, and be subject to the indemnification and other obligations under, the Registration Rights Agreement.

Legal Name of
Selling
Dated:	Securityholder:

By:

Name:

Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE

AND QUESTIONNAIRE TO FUBOTV INC. AT:

fuboTV Inc.

1290 Avenue of the Americas

New York, NY 10104

Attention: John Janedis, Chief Financial Officer

Email: jjanedis@fubo.tv

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